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Exhibit 23.4

Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 15, 2002, with respect to the financial statements of Lehigh Valley Associates incorporated by reference in this Amendment No. 1 to the Registration Statement (Form S-4) and related Prospectus of Pennsylvania Real Estate Investment Trust.

/s/ ERNST & YOUNG LLP

Philadelphia, Pennsylvania
September 25, 2003

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  Exhibit 23.4
Consent of Independent Auditors